UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    August 2, 1999


                          BENCHMARK ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)



    3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                    77515
   (Address of principal executive offices)                (Zip code)


      Registrant's telephone number, including area code:  (409) 849-6550

ITEM 5.   OTHER EVENTS.

          Benchmark Electronics, Inc. today made the press release attached hereto as Exhibit 99.1.


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
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          The following material is filed as an exhibit to this Current Report on Form 8-K.


       EXHIBIT
       NUMBER              DESCRIPTION
      ---------           --------------
        99.1               Press Release dated August 2, 1999.


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
                               S I G N A T U R E


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARK ELECTRONICS, INC.



Dated: August 2, 1999               By: /s/ GAYLA J. DELLY
                                            Gayla J. Delly
                                            Treasurer

                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER            DESCRIPTION
 ---------          -----------
   99.1             Press Release dated August 2, 1999.



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